--------------------------------------------------------------------------------

                                 FIRST USA BANK
                            Transferor and Servicer

                                      and

                        THE BANK OF NEW YORK (DELAWARE)
                      on behalf of the Certificateholders

                         _____________________________

                            SERIES 1997-1 SUPPLEMENT
                          Dated as of February 4, 1997

                                       to

                        POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1992, as amended
                         _____________________________


                                  $903,615,000

                       FIRST USA CREDIT CARD MASTER TRUST

                                 Series 1997-1

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----

   SECTION 1.            Designation...................................   1

   SECTION 2.            Definitions...................................   2

   SECTION 3.            Reassignment and Transfer Terms...............  27

   SECTION 4.            Delivery and Payment for the
                         Series 1997-1 Certificates....................  27

   SECTION 5.            Depositary; Form of Delivery of
                         Series 1997-1 Certificates....................  27

   SECTION 6.            Article IV of Agreement.......................  27

      Article IV         Rights of Certificateholders and
                         Allocation and Application of
                         Collections...................................  29

        Section 4.04     Rights of Certificateholders..................  29

        Section 4.05     Collections and Allocation....................  29

        Section 4.06     Determination of Monthly Interest
                         for the Series 1997-1 Certificates............  35

        Section 4.07     Determination of Monthly Principal............  37

        Section 4.08     Coverage of Required Amount for the
                         Investor Certificates.........................  39

        Section 4.09     Monthly Payments..............................  40

        Section 4.10     Payment of Certificate Interest...............  46

        Section 4.11     [Reserved]....................................  46

        Section 4.12     Investor Charge-Offs..........................  46

        Section 4.13     Excess Finance Charge Collections for
                         the Series 1997-1 Certificates................  48

        Section 4.14     Reallocated Principal Collections for
                         the Series 1997-1 Certificates................  51

        Section 4.15     Determination of LIBOR........................  52

                                                                       Page
                                                                       ----

        Section 4.16     Principal Funding Account.....................  53

        Section 4.17     Reserve Account...............................  55

   SECTION 7.            Article V of the Agreement....................  57

      Article V          Distributions and Reports to
                         Investor Certificateholders...................  57

        Section 5.01     Distributions.................................  57

        Section 5.02     Monthly Certificateholders'
                         Statement.....................................  59

        Section 5.03     Rule 144A Information.........................  62

   SECTION 8.            Series 1997-1 Pay Out Events..................  62

   SECTION 9.            Series 1997-1 Termination.....................  64

   SECTION 10.           Periodic Finance Charges and
                         Other Fees....................................  64

   SECTION 11.           Transfers of CIA
                         Certificates; Legends.........................  64

   SECTION 12.           Compliance with Withholding
                         Requirements..................................  69

   SECTION 13.           Tax Characterization of the
                         CIA Certificates..............................  69

   SECTION 14.           ERISA Legend..................................  70

   SECTION 15.           Amendment and Ratification
                         of Agreement..................................  70

   SECTION 16.           Counterparts..................................  71

   SECTION 17.           GOVERNING LAW.................................  71

   SECTION 18.           Additional Representations and
                         Warranties of the Servicer....................  71

EXHIBITS

EXHIBIT A           Form of Class A Certificate
EXHIBIT B           Form of Class B Certificate
EXHIBIT C           Form of CIA Certificate
EXHIBIT D           DTC Letter of Representations
EXHIBIT E           Form of Monthly Allocations and Payment Instructions
EXHIBIT F           Form of Monthly Certificateholders'
                    Statement
EXHIBIT G           Form of Transferee Representation Letter

          SERIES 1997-1 SUPPLEMENT, dated as of February 4, 1997 (this "Series
                                                                        ------
Supplement") by and between FIRST USA BANK, a Delaware chartered banking
----------
corporation, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Pooling and Servicing Agreement dated as of September 1, 1992 between FIRST USA BANK, as Transferor and Servicer, and the Trustee, as amended (the "Agreement").
      ---------

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1997-1 (the "Series 1997-1
                                                                 -------------
Certificates").
------------

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 1997-1 Certificates shall not be subordinated to any other Series.

          SECTION 1.  Designation.  There is hereby created a Series of Investor
                      -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1997-1 Certificates." The Series 1997-1
                              --------------------------
Certificates shall be issued in three Classes, which shall be designated generally as the Class A Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class A Certificates"), the Class B Floating Rate Asset Backed
      --------------------
Certificates, Series 1997-1 (the "Class B Certificates") and the CIA
                                  --------------------
Certificates, Series 1997-1 (the "CIA Certificates").  The CIA Certificates will
                                  ----------------
be treated as a Class of Certificates for all purposes under the Agreement and this Series Supplement; provided, however, that the provisions of subsection
                        --------  -------
6.09(b) with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be treated as debt for Federal income tax purposes will not apply to the CIA Certificates.

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Certificates and to no other Series of Certificates issued by the Trust.

          "Accumulation Period" shall mean, unless a Pay Out Event shall have
           -------------------
occurred prior thereto, the period commencing at the close of business on January 31, 2003 or such later date as is determined in accordance with subsection 4.09(i) of the Agreement and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1997-1 Termination Date.

          "Accumulation Period Factor" shall mean, for any Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1997-1) which are not expected to be in their revolving periods during such Monthly Period, and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.09(i) of the Agreement.

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) of the Agreement with respect to the Series 1997-1 Certificates for the previous Monthly Period.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the CIA Adjusted Invested Amount.

          "Agreement" shall mean the Pooling and Servicing Agreement dated as of
           ---------
September 1, 1992 between First USA Bank, as Transferor and Servicer, and the Trustee, as amended.

          "Amortization Period" shall mean, with respect to the Series 1997-1
           -------------------
Certificates, the period commencing on the earlier of (a) the first day of the Accumulation Period, or (b) the Pay Out Commencement Date, and continuing to and including the earlier of (i) the payment in full to the Class A Certificateholders of the Class A Invested Amount, to the Class B Certificateholders of the Class B Invested Amount and to the CIA Certificateholders of the CIA Invested Amount, and (ii) the Scheduled Series 1997-1 Termination Date.

          "Assignee" shall have the meaning specified in subsection 11(a) of
           --------
this Series Supplement.

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to (a) the sum of (i) an amount equal, during the Revolving Period, to the Floating Allocation Percentage or, during the Amortization Period, to the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period, (ii) any Unallocated Principal Collections allocated to the Investor Certificates on deposit in the Principal Account on the following Distribution Date, (iii) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to subsection 4.09(a)(iii) with respect to the following Distribution Date, and (iv) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to subsections 4.13(b), (d), (e), (h) and (i) on the following Transfer Date, minus (b) the
                                                               -----
amount of Reallocated Principal Collections with respect to such Monthly Period which are required to fund a deficiency pursuant to Section 4.14 for such Distribution Date, if any.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Transfer Date, the lesser of (a) the
amount on deposit in the Reserve Account as of such date (before giving effect to any deposit or withdrawal made or to be made pursuant to subsection 4.13(j) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "Average Principal Balance" shall mean, for a Monthly Period in which
           -------------------------
Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum of
           ---------
the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount each as of the last day of such Monthly Period.

          "Business Day" shall mean, for the purpose of determining LIBOR, any
           ------------
day other than a Saturday, Sunday or day on which banking institutions in London, England, trading in Dollar deposits in the London interbank market, or banking institutions in New York, New York, or in Newark, Delaware, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

          "Calculation Date" shall mean March 13, 1997 and the second Business
           ----------------
Day (as defined for purposes of determining LIBOR) prior to the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

          "CIA Account Percentage" shall mean, with respect to any Determination
           ----------------------
Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(iii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "CIA Adjusted Invested Amount" shall mean, with respect to any date of
           ----------------------------
determination, an amount not less than zero equal to the CIA Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the sum
-----
of the Class A Invested Amount and the Class B Invested Amount on such date of determination.

          "CIA Available Funds" shall mean, with respect to any Monthly Period,
           -------------------
an amount equal to the sum of (a) the CIA Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and
(b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the CIA Invested Amount, the product of (i) the CIA Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "CIA Certificateholder" shall mean the Person in whose name a CIA
           ---------------------
Certificate is registered in the Certificate Register.

          "CIA Certificateholders' Interest" shall mean the portion of the
           --------------------------------
Series 1997-1 Certificateholders' Interest evidenced by the CIA Certificates.

          "CIA Certificate Rate" shall mean a per annum rate of 1.00% in excess
           --------------------
of LIBOR, as determined on the
related LIBOR Determination Date or such lesser rate as may be designated in the Spread Account Agreement.

          "CIA Certificates" shall mean any of the certificates executed by the
           ----------------
Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.

          "CIA Default Interest" shall have the meaning specified in subsection
           --------------------
4.06(c) of the Agreement.

          "CIA Fixed/Floating Allocation Percentage" shall mean for any Monthly
           ----------------------------------------
Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the CIA Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that with
                                                 --------  -------
respect to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "CIA Floating Allocation Percentage" shall mean, with respect to any
           ----------------------------------
Monthly Period, the percentage equivalent of a fraction, the numerator of which is the CIA Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however, that, with respect to the first
                               -------- -------
Monthly Period, the CIA Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the CIA Initial Invested Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided further, that with respect to any Monthly Period
                     -------- -------
in which an Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the CIA Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly Period in
                   -------- -------
which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the CIA Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "CIA Initial Invested Amount" shall mean the aggregate initial
           ---------------------------
principal amount of the CIA Certificates, which is $85,845,000.

          "CIA Interest Shortfall" shall have the meaning specified in
           ----------------------
subsection 4.06(c) of the Agreement.

          "CIA Invested Amount" shall mean, when used with respect to any date
           -------------------
of determination, an amount equal to (a) the CIA Initial Invested Amount, minus
                                                                          -----
(b) the aggregate amount of principal payments made to CIA Certificateholders prior to such day, minus (c) the aggregate amount of CIA Investor Charge-Offs
                   -----
for all prior Distribution Dates pursuant to subsection 4.12(c) of the Agreement, minus (d) the amount of the Reallocated Principal Collections
           -----
allocated on all prior Distribution Dates pursuant to Section 4.14 of the Agreement (but in the aggregate not in excess of the CIA Initial Invested Amount), minus (e) an amount equal to the amount by which
         -----
the CIA Invested Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.12(a) and (b) of the Agreement and plus (f) the amount
                                                             ----
of Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(i) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and
(e); provided, however, that the CIA Invested Amount may not be reduced below
     --------  -------
zero.

          "CIA Investor Charge-Offs" shall have the meaning specified in
           ------------------------
subsection 4.12(c) of the Agreement.

          "CIA Investor Default Amount" shall mean, with respect to each
           ---------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the CIA Investor Percentage applicable for the related Monthly Period.

          "CIA Investor Percentage" shall mean for any Monthly Period, (a) with
           -----------------------
respect to Defaulted Receivables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the CIA Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the CIA Fixed/Floating Allocation Percentage.

          "CIA Monthly Interest" shall mean the monthly interest distributable
           --------------------
in respect of the CIA Invested Amount as calculated in accordance with subsection 4.06(c) of the Agreement.

          "CIA Monthly Principal" shall mean the monthly principal distributable
           ---------------------
in respect of the CIA Invested Amount as calculated in accordance with subsection 4.07(c) of the Agreement.

          "CIA Monthly Servicing Fee" shall mean, with respect to any
           -------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the CIA Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial Monthly
                --------  -------
Period the CIA Monthly Servicing Fee shall be $88,197.

          "CIA Principal Commencement Date" shall mean (a) with respect to the
           -------------------------------
Accumulation Period, the first

Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates and the Class B Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full.

          "CIA Scheduled Payment Date" shall mean the February 2004 Distribution
           --------------------------
Date.

          "Class A Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(i) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class A Invested Amount minus the Principal Funding Account Balance on such date of
                -----
determination.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (i) the Class A Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class A Certificate Rate" shall mean 5.5375% from and including
           ------------------------
February 4, 1997 through and including March 16, 1997, and with respect to each Interest Period thereafter, a per annum rate of 0.10% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1997-1 Certificateholders' Interest evidenced by the Class A
Certificates.

          "Class A Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

          "Class A Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(a) of the Agreement.

          "Class A Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however, that, with respect to the first Monthly Period, the
        -------- -------
Class A Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Trust on the Closing Date; provided further, that with respect to any Monthly Period
                     -------- -------
in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly
                           -------- -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such

Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from such Addition Date to and including the last day of such Monthly Period.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $750,000,000.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A
        -----
Certificateholders prior to such day and minus (c) the excess, if any, of the
                                         -----
aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.12(a) of the Agreement prior to such day.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(a) of the Agreement.

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the applicable Class A Investor Percentage for the related Monthly Period.

          "Class A Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Defaulted Receivables and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Class A Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a) of the Agreement.

          "Class A Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a) of the Agreement.

          "Class A Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Class A Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Class A Monthly Servicing Fee shall be $770,548.

          "Class A Outstanding Principal Balance" shall mean, when used with
           -------------------------------------
respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to
                 -----
the Class A Certificateholders prior to such day.

          "Class A Pool Factor" shall mean, with respect to any Record Date, a
           -------------------
number carried out to seven decimal places representing the ratio of the Class A Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class A Invested Amount which will occur on the following Distribution Date) to the Class A Initial Invested Amount.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class A Scheduled Payment Date" shall mean the February 2004
           ------------------------------
Distribution Date.

          "Class B Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(ii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class B Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account
                -----
Balance over the Class A Invested Amount on such date of determination.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class B Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class B Invested Amount, the product of (i) the Class B Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class B Certificate Rate" shall mean 5.7475% from and including
           ------------------------
February 4, 1997 through and including March 16, 1997, and with respect to each Interest Period thereafter, a per annum rate of 0.31% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1997-1 Certificateholders' Interest evidenced by the Class B
Certificates.

          "Class B Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

          "Class B Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(b) of the Agreement.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any
           --------------------------------------------
Monthly Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution

Date; provided, however, that with respect to any Monthly Period in which an
      --------  -------
Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further,
                                                               -------- -------
however, that with respect to any Monthly Period in which an Addition Date or
-------
Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Class B Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided however, that, with respect to the first Monthly Period, the
        -------- -------
Class B Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided further, that with respect to any Monthly Period in which an
      -------- -------
Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly Period in
                   -------- -------
which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly

Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $67,770,000.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B
        -----
Certificateholders prior to such day, minus (c) the aggregate amount of Class B
                                      -----
Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of
                                                       -----
the Reallocated Class B Principal Collections allocated on all prior Distribution Dates for which the CIA Invested Amount has not been reduced pursuant to subsection 4.14(a) of the Agreement, minus (e) an amount equal to
                                                 -----
the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.12(a) of the Agreement and plus (f)
                                                                       ----
the amount of Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(e) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided, however, that the Class B Invested Amount may not be
             --------  -------
reduced below zero.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(b) of the Agreement.

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the Class B Investor Percentage applicable for the related Monthly Period.

          "Class B Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Defaulted Receiv-
ables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Class B Fixed/Floating Allocation Percentage.

          "Class B Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b) of the Agreement.

          "Class B Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b) of the Agreement.

          "Class B Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Class B Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Class B Monthly Servicing Fee shall be $69,627.

          "Class B Outstanding Principal Balance" shall mean, when used with
           -------------------------------------
respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to
                 -----
the Class B Certificateholders prior to such day.

          "Class B Pool Factor" shall mean, with respect to any Record Date, a
           -------------------
number carried out to seven decimal places representing the ratio of the Class B Invested Amount as of such Record Date (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distribution Date) to the Class B Initial Invested Amount.

          "Class B Principal Commencement Date" shall mean (a) with respect to
           -----------------------------------
the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Available Investor Principal Collections allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class B Scheduled Payment Date" shall mean the February 2004
           ------------------------------
Distribution Date.

          "Closing Date" shall mean February 4, 1997.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Controlled Accumulation Amount" shall mean, for any Transfer Date
           ------------------------------
with respect to the Accumulation Period prior to the payment in full of the Invested Amount, $75,301,250; provided, however, that if the Accumulation Period
                              --------  -------
Length is determined to be less than 12 months pursuant to subsection 4.09(i) of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount will be equal to (i) the product of (x) the Initial Invested Amount and
(y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Deposit Amount" shall mean, with respect to any Transfer
           -------------------------
Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

          "Covered Amount" shall mean, with respect to any Interest Period
           --------------
during the Accumulation Period prior to the payment in full of the Invested Amount, the product of (a) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (b) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate in effect with respect to the related Interest Period, and (c) the Principal Funding Account Balance up to the Invested Amount as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends.

          "Daily Deposit Date" shall mean the Determination Date on which the
           ------------------
Excess Spread Percentage (as defined in the Spread Account Agreement) for the Monthly Period preceding such date is less than 2.50% per annum.

          "Default Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of Class A Default Interest, Class B Default Interest and CIA Default Interest distributable in respect of the Investor Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Determination Date" shall mean the first Business Day on or before
           ------------------
the eighth calendar day prior to each Distribution Date.

          "Distribution Date" shall mean March 17, 1997 and the 17th day of each
           -----------------
calendar month thereafter, or if such 17th day is not a Business Day, the next succeeding Business Day.

          "Enhancement" shall mean with respect to the Class A Certificates, the
           -----------
subordination of the Class B Certificates and the CIA Certificates, and with respect to the Class B Certificates, the subordination of the CIA Certificates.

          "Enhancement Provider" shall mean the CIA Certificateholders.
           --------------------

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Excess Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
Transfer Date, the sum of the amounts, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii) of the Agreement with respect to such Transfer Date.

          "Excess Principal Collections" shall mean, as the context requires,
           ----------------------------
either (a) the amount allocated to the Investor Certificates which, in accordance with subsections 4.05(b)(ii), 4.05(c)(ii) and 4.05(f) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Investor Certificates.

          "Finance Charge Deficit" shall have the meaning set forth in
           ----------------------
subsection 4.05(b)(ii) of the Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any Monthly
           ------------------------------------
Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that with
                                                 --------  -------
respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Floating Allocation Percentage" shall mean for any date of
           ------------------------------
determination the sum of the applicable Class A Floating Allocation Percentage, the applicable Class B Floating Allocation Percentage and the CIA Floating Allocation Percentage.

          "Initial Invested Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Investor Certificates of Series 1997-1, which is $903,615,000.

          "Interest Period" shall mean, with respect to a Distribution Date, the
           ---------------
period beginning on the preceding Distribution Date continuing through the day preceding such Distribution Date, except the first Interest Period shall be deemed to be the 41 day period from and including the Closing Date through and including the day preceding the initial Distribution Date.

          "Interest Shortfall" shall mean, with respect to any Distribution
           ------------------
Date, the sum of the Class A Interest Shortfall, the Class B Interest Shortfall and the CIA Interest Shortfall distributable in respect of the Investor Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Invested Amount" shall mean, when used with respect to any date, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the CIA Invested Amount each as of such date; provided,
                                                                      --------
however, that for purposes of determining the Investor Monthly Servicing Fee and
-------
the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount, (b) the Class B Adjusted Invested Amount and (c) the CIA Adjusted Invested Amount with respect to any date of determination.

          "Investor Certificateholder" shall mean the Holder of record of an
           --------------------------
Investor Certificate of Series 1997-1.

          "Investor Certificates" shall mean the Class A Certificates, the Class
           ---------------------
B Certificates and the CIA Certificates.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date, an amount equal to the sum of (a) the Class A Investor Default Amount for such Distribution Date, (b) the Class B Investor Default Amount for such Distribution Date and (c) the CIA Investor Default Amount for such Distribution Date.

          "Investor Monthly Servicing Fee" shall, with respect to any Transfer
           ------------------------------
Date, be equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and (B) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with
                                             --------  -------
respect to the initial

Monthly Period the Investor Monthly Servicing Fee shall be $928,372.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Finance Charge Receivables and Defaulted Receivables at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Issuance Date" shall mean the Closing Date.
           -------------

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.15 of the Agreement.

          "LIBOR Determination Date" shall mean January 31, 1997 for the period
           ------------------------
from and including February 4, 1997 through and including March 16, 1997 and the second Business Day prior to the commencement of the second and each subsequent Interest Period.

          "Minimum Transferor Interest" shall mean, with respect to any period,
           ---------------------------
7% of the average of the aggregate amount of Principal Receivables for such period.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the CIA Monthly Interest distributable in respect of the Series 1997-1 Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that the first Monthly Period with respect to the Series 1997-1 Certificates shall begin on and include the Closing Date and shall end on and include February 28, 1997.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Series 1997-1 Certificates as calculated in accordance with
Section 4.07 of the Agreement.

          "Pay Out Commencement Date" shall mean the earliest to occur of (i)
           -------------------------
the date on which a Trust Pay

Out Event is deemed to occur pursuant to Section 9.01 of the Agreement, (ii) a Series 1997-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement, (iii) the Class A Scheduled Payment Date if the Class A Invested Amount is not paid in full on such date and (iv) the Class B Scheduled Payment Date if the Class B Invested Amount is not paid in full on such date.

          "Paying Agent" shall mean The Bank of New York.
           ------------

          "Plan Purchaser" shall have the meaning specified in subsection 11(f)
           --------------
of this Series Supplement.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer
           ------------------------
Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

          "Portfolio Yield" shall mean for the Series 1997-1 Certificates, with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for such Monthly Period, and (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, and (c) the amount, if any, withdrawn from the Reserve Account to be deposited into the Finance Charge Account pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement on the Transfer Date relating to such Monthly Period (such sum to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period), and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
subsection 4.16(a) of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Interest Period during the

Accumulation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for such Interest Period.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Interest Period during the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

          "Principal Shortfalls" shall mean, with respect to any Distribution
           --------------------
Date (a) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount exceeds the sum of the Class A Monthly Principal, Class B Monthly Principal and CIA Monthly Principal for such Distribution Date or (b) during the Rapid Amortization Period, (i) the amount, if any, by which the Class A Invested Amount exceeds the Class A Monthly Principal for such Distribution Date, (ii) on and after the Class B Principal Commencement Date, the amount, if any, by which the Class B Invested Amount exceeds the Class B Monthly Principal for such Distribution Date and (iii) on and after the CIA Principal Commencement Date, the amount if any, by which the CIA Invested Amount exceeds the CIA Monthly Principal for such Distribution Date.

          "QIB" shall mean a "qualified institutional buyer" within the meaning
           ---
of Rule 144A under the Securities Act.

          "Rapid Amortization Period" shall mean the period commencing on the
           -------------------------
Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 of the Agreement or (ii) the Series 1997-1 Termination Date.

          "Rating Agency" shall mean each of Fitch Investors Service, L.P.,
           -------------
Moody's and Standard & Poor's.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

          "Reallocated Class B Principal Collections" shall have the meaning
           -----------------------------------------
specified in subsection 4.14(b) of the Agreement.

          "Reallocated CIA Principal Collections" shall have the meaning
           -------------------------------------
specified in subsection 4.14(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Class B Principal Collections and Reallocated CIA Principal Collections.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the Invested Amount or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount,
            --------  -------
the Transferor shall (i) provide the Servicer, the CIA Certificateholders and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1997-1.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.17(a) of the Agreement.

          "Reserve Account Funding Date" shall mean the Transfer Date which
           ----------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Accumulation Period; or (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Transfer Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.17(c) of the Agreement.

          "Reversion Date" shall mean the first Determination Date following any
           --------------
Daily Deposit Date on which (a) the Excess Spread Percentage (as defined in the Spread Account Agreement) for the Monthly Period preceding such Determination Date is equal to or exceeds 2.50% per annum and (b) the amount on deposit in the Spread Account (as defined in the Spread Account Agreement) equals or exceeds the Required Spread Account Amount (as defined in the Spread Account Agreement) for such Determination Date.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Pay Out Commencement Date.

          "Scheduled Series 1997-1 Termination Date" shall mean the October 2006
           ----------------------------------------
Distribution Date.

          "Series 1997-1" shall mean the Series of the First USA Credit Card
           -------------
Master Trust represented by the Investor Certificates.

          "Series 1997-1 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1997-1 Certificate.

          "Series 1997-1 Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.04 of the Agreement.

          "Series 1997-1 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 8 of this Series Supplement.

          "Series 1997-1 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Investor Certificates are paid in full, or (ii) the Scheduled Series 1997-1 Termination Date.

          "Series Servicing Fee Percentage" shall mean 1.50% for so long as
           -------------------------------
First USA Bank is the Servicer or 2.00% if First USA Bank is no longer the Servicer.

          "Spread Account Agreement" shall mean the agreement among the
           ------------------------
Transferor, the Servicer, the Trustee and The Bank of New York, as initial collateral agent, dated February 4, 1997, as amended, supplemented or modified from time to time.

          "Subordinate Principal Collections" shall have the meaning set forth
           ---------------------------------
in subsection 4.05(b)(ii) of the Agreement.

          "Targeted Holder" shall mean each holder of a right to receive
           ---------------
interest or principal with respect to the CIA Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided,
                                                                   --------
that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Transfer" shall have the meaning specified in subsection 11(a) of
           --------
this Series Supplement.

          "Unpaid Investor Monthly Servicing Fee" shall mean with respect to any
           -------------------------------------
Transfer Date, the amount of the Investor Monthly Servicing Fee with respect to such Transfer Date not distributed to the Servicer pursuant to subsection 4.09(a)(ii), subsection 4.09(b)(ii), subsection 4.09(c)(i), or subsection 4.13(a) of the Agreement and any overdue Investor Monthly Servicing Fee from prior Transfer Dates.

          SECTION 3.  Reassignment and Transfer Terms.  The Series 1997-1
                      -------------------------------
Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount. The deposit required in connection with any such repurchase shall be equal to the Invested Amount plus accrued and unpaid interest on the Series 1997-1 Certificates through the Record Date preceding the Distribution Date on which the repurchase occurs.

          SECTION 4.  Delivery and Payment for the Series 1997-1 Certificates.
                      -------------------------------------------------------
The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 1997-1 Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 5.  Depositary; Form of Delivery of Series 1997-1
                      ---------------------------------------------
Certificates.  (a) The Class A Certificates and the Class B Certificates shall
------------
be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement. The CIA Certificates shall be delivered as Registered Certificates as provided in Section 6.01 of the Agreement.

          (b) The Depositary for Series 1997-1 shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee. The Class A Certificates and the Class B Certificates will initially be held by the Trustee as custodian for The Depository Trust Company.

          SECTION 6.  Article IV of Agreement.  (A) Sections 4.01, 4.02 and 4.03
                      -----------------------
of the Agreement shall be read in their entirety as provided in the Agreement except for subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

     "(b) The Finance Charge and Principal Accounts.  The Trustee, for the
          -----------------------------------------
     benefit of the Series

     1997-1 Certificateholders, shall establish and maintain in the name of the Trust with a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, two segregated trust accounts (the "Finance
                                                                        -------
     Charge Account" and the "Principal Account," respectively), bearing a
     --------------           -----------------
     designation clearly indicating that the funds therein are held for the benefit of the Series 1997-1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof. The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Certificateholders. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and Principal Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1997-1 Certificateholders.

     (c)  The Distribution Account.  The Trustee, for the benefit of the Series
          ------------------------
     1997-1 Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, a non-interest bearing segregated account (the "Distribution Account")
                                                   --------------------
     bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1997-1 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Certificateholders."

(B) Article IV of the Agreement (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:


                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.04  Rights of Certificateholders.  The Investor Certificates
                        ----------------------------
shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account (for such Series, the "Series 1997-1 Certificateholders' Interest"). The CIA Certificates shall be
 ------------------------------------------
subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

          Section 4.05  Collections and Allocation.
                        --------------------------

                (a)  Collections.  The Servicer will apply or will instruct the
                     -----------
Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account allocable to the Series 1997-1 Certificates as described in this Article IV.

                (b)  Daily Allocations During the Revolving Period.  During the
                     ---------------------------------------------
Revolving Period, the Servicer
shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1997-1 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of
     (x) the Floating Allocation Percentage and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, or
     (B) on and after each such Calculation Date to and including the last day of such Monthly Period, the lesser of (x) the product of (1) the Floating Allocation Percentage and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (y) the excess of
     (1) the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(b)(i) of the Agreement. On each Date of Processing on and after each Calculation Date, Collections of Finance Charge Receivables allocated to the Series 1997-1 Certificates in excess of the amount required to be deposited and retained in the Finance Charge Account as provided above shall be held by the Servicer and applied in accordance with subsection 4.05(f) of the Agreement. In addition, on the Closing Date, the Transferor shall make a deposit to the Finance Charge Account in an amount equal to $2,100,000 to be applied as Collections of Finance Charge Receivables allocated to the Series 1997-1 Certificates. Notwithstanding the foregoing, on each Date of Processing from and including each Daily Deposit Date to but excluding the immediately succeeding Reversion Date, the Servicer shall be required to allocate to the Series 1997-1 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of

     Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1997-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and pay such amount to the Transferor subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement; provided, however,
                                                             --------  -------
     that the amount to be paid to the Transferor pursuant to this subsection 4.05(b)(ii) of the Agreement on any Date of Processing shall be paid only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such Date of Processing and after giving effect to Collections of Principal Receivables on such Date of Processing) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further, however, that on
                                          --------  -------  -------
     and after the Calculation Date if the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement are less than the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) (the amount of such shortfall, the "Finance Charge Deficit"), an amount not to
                                    ----------------------
     exceed the product of (x) the sum of the Class B Floating Allocation Percentage and the CIA Floating Allocation Percentage and (y) the Collections of Principal Receivables on any such Date of Processing ("Subordinate Principal Collections") with respect to the then current
      -----------------------------------
     Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account and paid to the holder of the Exchange-able Transferor Certificate, subject to the preceding proviso.

               (c)  Daily Allocations During the Accumulation Period. During the
                    ------------------------------------------------
Accumulation Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1997-1 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of
     (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1997-1 Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided,
                                       ---------------------    --------
     however, that if the sum of such Percentage Allocations with respect to the
     -------
     same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall be paid to the Holder of the Exchangeable Transferor Certificate (subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f)) of the Agreement if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further, that on and after the Calculation Date if there is a
     --------  -------
     Finance Charge Deficit, Subordinate Principal Collections with respect to each Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

               (d)  Daily Allocations During the Rapid Amortization Period.
                    ------------------------------------------------------
During the Rapid Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1997-1 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of
     (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1997-1 Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an
                              --------  -------
     amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1997-1 Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

          (e)  Daily Deposits.  Notwithstanding the foregoing, the Servicer need
               --------------
not make daily deposits of Collections into the Collection Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

          (f)  Monthly Allocations During the Revolving Period and Accumulation
               ----------------------------------------------------------------
Period.  To the extent not previously allocated pursuant to subsection 4.05(b),
------
during the Revolving Period, the Servicer shall, on each Transfer Date, allocate to the Series 1997-1 Certificateholders and deposit in the Finance Charge Account an amount equal to (i) the lesser of (A) the product of (x) the Floating Allocation Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to subsections 4.09(a)(i), (ii) and (iii), 4.09(b)(i) and (ii), 4.09(c)(i) and 4.13(a) through (j) of the Agreement and, to the extent necessary, any amounts to be applied in accordance with the Spread Account Agreement (other than payments to First USA Bank or the Transferor), minus (ii) the amounts deposited and retained in the Finance Charge Account daily during such Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement. Any such amounts, to the extent they would be paid to First USA Bank, as Transferor or Servicer, need not be so deposited but shall be deemed to have been so deposited and, as and when specified in the subsections identified above, be deemed to have been paid to First USA Bank pursuant to such subsections. During the Revolving Period and the Accumulation Period, the Transferor shall, on each Transfer Date deposit in the Principal Account an amount equal to the sum of (I) the excess of the amount of Reallocated Principal Collections over the amount deposited and retained in the Principal Account pursuant to subsection 4.05(b)(ii) or 4.05(c)(ii) of the Agreement with respect to the Revolving Period or Accumulation Period, respectively, and (II) an amount equal to the amount of Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to Series 1997-1, not to exceed (x) during the Revolving Period, the Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period or (y) during the Accumulation Period, the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period less the amount thereof applied to pay Monthly Principal on the related Distribution Date.

              (g) Notwithstanding anything in this Section 4.05, if on any date the aggregate amount of Principal Receivables is less than the sum of the Invested Amounts for all Series then outstanding, all Collections of Principal Receivables on such date shall be deposited and applied in accordance with subsection 4.03(f) of the Agreement.

          The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01,
12.01 or 12.02 of the Agreement and Section 3 of the Series Supplement for Series 1997-1. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

          Section 4.06  Determination of Monthly Interest for the Series 1997-1
                        -------------------------------------------------------
Certificates.  (a)  The amount of monthly interest (for the Series 1997-1
------------
Certificates, the "Class A Monthly Interest") distributable from the
                   ------------------------
Distribution Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the product of
(x) the Class A Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A Outstanding Principal Balance as of the close of business on the last day of the preceding Monthly Period; provided, however,
                                                             --------  -------
that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the product of (i) the product of (a) the Class A Certificate Rate for the period from and including February 4, 1997 to and including March 16, 1997 and (b) a fraction the numerator of which is 41 and the denominator of which is 360 and (ii) the Class A Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class A Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the
                                                              ----
amount which was paid to the Class A Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Default
                                                              ---------------
Interest") shall be payable as provided herein with respect to the Class A
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders equal to the product of (i) the product of (x) the Class A Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class A Interest Shortfall. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest (for the Series 1997-1 Certificates, the "Class B Monthly Interest") distributable from the
                   ------------------------
Distribution Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) the product of
(x) the Class B Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with
                                              --------  -------
respect to the first Distribution Date, Class B Monthly Interest shall be equal to the product of (i) the product of (a) the Class B Certificate Rate for the period from and including February 4, 1997 to and including March 16, 1997 and
(b) a fraction the numerator of which is 41 and the denominator of which is 360 and (ii) the Class B Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the
                                                              ----
amount which was paid to the Class B Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Default
                                                              ---------------
Interest") shall be payable as provided herein with respect to the Class B
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders equal to the product of (i) the product of (x) the Class B Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class B Interest Shortfall. Notwithstanding anything to the contrary herein, Class B Default Interest shall be pay-able or distributed to Class B Certificateholders only to the extent permitted by applicable law.

               (c) The amount of monthly interest (for the Series 1997-1 Certificates, the "CIA Monthly Interest") distributable from the Distribution
                   --------------------
Account with respect to the CIA Invested Amount on any Distribution Date shall be an amount equal to the product of (i) the product of (x) the CIA Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the CIA Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with respect to the first Distribution
                --------  -------
Date, CIA Monthly Interest shall be equal to the product of (i) the product of
(a) the CIA Certificate Rate for the period from and including February 4, 1997 to and including March 16, 1997 and (b) a fraction the numerator of which is 41 and the denominator of which is 360 and (ii) the CIA Initial Invested Amount.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "CIA Interest Shortfall") equal to the
                                         ----------------------
excess, if any, of (x) the aggregate CIA Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the amount which
                                                     ----
was paid to the CIA Certificateholders in respect of interest on such preceding Distribution Date pursuant to the terms hereof and of the Spread Account Agreement. If there is a CIA Interest Shortfall with respect to any Distribution Date, an additional amount ("CIA Default Interest") shall be
                                          --------------------
payable as provided herein with respect to the CIA Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such CIA Interest Shortfall is paid to the CIA Certificateholders equal to the product of (i) the product of (a) the CIA Certificate Rate plus 2.00% per annum and (b) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such CIA Interest Shortfall. Notwithstanding anything to the contrary herein, CIA Default Interest shall be payable or distributed to the CIA Certificateholders only to the extent permitted by applicable law.

          Section 4.07  Determination of Monthly Principal.  (a)  The amount of
                        ----------------------------------
monthly principal (the "Class A Monthly Principal") distributable from the
                        -------------------------
Principal

Account with respect to the Class A Certificates on each Transfer Date beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period begins shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and
(iii) the Class A Adjusted Invested Amount on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

               (b) The amount of monthly principal (the "Class B Monthly
                                                        ----------------
Principal") distributable from the Principal Account with respect to the Class B
----------
Certificates on each Transfer Date, beginning with the Transfer Date first preceding the Class B Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class B Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal for such Transfer Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14 of the Agreement on such Transfer Date).

               (c) The amount of monthly principal (the "CIA Monthly Principal")
                                                         ----------------------
distributable from the Principal Account with respect to the CIA Certificates on each Transfer Date, beginning with the Transfer Date first preceding the CIA Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the CIA Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal and the Class B Monthly Principal for such Transfer

Date) and (iii) the CIA Adjusted Invested Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14 of the Agreement on such Transfer Date).

          Section 4.08  Coverage of Required Amount for the Investor
                        --------------------------------------------
Certificates.  On each Determination Date, the Servicer shall determine the
------------
amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A
             -----------------------
Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) if First USA Bank is no longer the Servicer, the Class A Monthly Servicing Fee for the related Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period.

          On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if
      -----------------------
any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) Class B Default Interest, if any, for such Distribution Date and any Class B Default Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date and (iv) if First USA Bank is no longer the Servicer, the Class B Monthly Servicing Fee for the related Distribution Date exceeds the Class B Investor Percentage of Collections in respect of Finance Charge Receivables deposited in the Finance Charge Account for the related Monthly Period and (y) the amount, if any, by which the Class B Investor Default Amount, if any, for such Distribution Date exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto pursuant to subsection 4.13(d) of the Agreement.

          In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on the

Determination Date. In the event that the Class A Required Amount for such Distribution Date is greater than zero all or a portion of the Excess Finance Charge Collections with respect to the related Transfer Date in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.13(a) of the Agreement. In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Finance Charge Collections with respect to such Transfer Date, the Collections of Principal Receivables allocable to the CIA Certificates and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.14 of the Agreement. In the event that after the application of Excess Finance Charge Collections there is a Class B Required Amount for such Transfer Date, the Collections of Principal Receivables allocable to the CIA Certificates (after application to the Class A Required Amount) shall be applied as specified in Section 4.14 of the Agreement; provided, however, that the sum of any payments pursuant to this paragraph shall
--------  -------
not exceed the sum of the Class A Required Amount and the Class B Required
Amount.

          Section 4.09  Monthly Payments.  On each Transfer Date, the Trustee,
                        ----------------
acting in accordance with written instructions from the Servicer substantially in the form of Exhibit E hereto, shall make the withdrawals, deposits and payments specified in subsections (a) through (h) of this Section 4.09.

               (a) On the Transfer Date preceding each Distribution Date, an amount equal to the Class A Available Funds deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Default Interest for such
                        ----
     Distribution Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA Bank is no longer the Servicer, an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to the aggregate Class A Investor Default Amount, if any, for such Distribution Date shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest (determined as of such Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections) and
     (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for Distribution Dates with respect to the Amortization Period; and

               (iv) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

               (b) On the Transfer Date preceding each Distribution Date, an amount equal to the Class B Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Default Interest for such
                        ----
     Distribution Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA Bank is no longer the Servicer, an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.13 of the Agreement.

               (c) On the Transfer Date preceding each Distribution Date, an amount equal to the CIA Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) if First USA Bank is no longer the Servicer, an amount equal to the CIA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section
     4.13 of the Agreement.

               (d) On each Transfer Date during the Revolving Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Principal Collections available for sharing as specified in the related Series Supplement for each Series and (2) the Principal Shortfall applicable to such other Series and (B) remaining Available Investor Principal Collections, shall be treated as Excess Principal Collections and be deposited in the applicable principal accounts for such other Series with Principal Shortfalls; and

               (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that
                                                        --------  -------
     the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certifi-cate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and after giving effect to Collections of Principal Receivables on such Transfer Date) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f).

               (e) On each Transfer Date, during the Accumulation Period or the Rapid Amortization Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the Class A Monthly Principal for such Transfer Date plus, to the extent of any applicable Principal Shortfall for
                   ----
     the related Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal plus, to
                                                                        ----
     the extent of any applicable Principal Shortfall for the related Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the CIA Monthly Principal plus, to the extent of any applicable Principal Shortfall for the related
     ----
     Distribution Date, Excess Principal Collections from other Series, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to Series other than this Series 1997-1; and

               (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsection 4.09(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the amount to
                                          --------  -------
     be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b) of the Agreement) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement;

     provided, further, that in no event shall the amount payable to the Holder
     --------  -------
     of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

               (f) On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

               (g)   [Reserved]

               (h) On the earlier to occur of the first Distribution Date with respect to the Rapid Amortization Period or the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee shall pay in accordance with Section 5.01 of the Agreement from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsection 4.09(f) of the Agreement on the related Transfer Date in the following priority:

               (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Invested Amount shall be paid to the Class A Certificateholders;

               (ii) on the Class B Principal Commencement Date and on each Distribution Date thereafter, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Invested Amount shall be paid to the Class B Certificateholders; and

               (iii) on the CIA Principal Commencement Date and on each Distribution Date thereafter, after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the CIA Invested Amount shall be paid to the CIA Certificateholders.

               (i) The Accumulation Period is scheduled to commence at the close of business on January 31, 2003; provided, however, that, if the Accumulation
                                 --------  -------
Period Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length"
                                                --------------------------
which will equal the number of months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, howev-
                                              --------  ------
er, that the Accumulation Period Length will not be less than one month.
--

          Section 4.10  Payment of Certificate Interest.  On each Distribution
                        -------------------------------
Date, the Paying Agent shall pay in accordance with Section 5.01 of the Agreement to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsections 4.09(a)(i), 4.13(a), 4.14(a)(i)(x) and 4.14(b)(i) of the Agreement on the
related Transfer Date or such Distribution Date, as applicable, to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsections 4.09(b)(i), 4.13(c) and 4.14(a)(i)(y) of the Agreement on the related Transfer Date and to the CIA Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.13(f) of the Agreement on the related Transfer Date.

          Section 4.11  [Reserved]

          Section 4.12  Investor Charge-Offs.
                        --------------------

          (a) On each Distribution Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Distribution Date, the Class A Investor Default Amount for such Distribution Date exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.13(a) and Section 4.14 of the Agreement with respect to the Monthly Period immediately preceding such Distribution Date, the CIA Invested Amount will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the CIA Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off").
                           ---------------------------

If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.13(b) of the Agreement.

          (b) On each Distribution Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.13(d) and Section 4.14 of the Agreement, the CIA Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the lesser of the Class B Investor Default Amount and the CIA Invested Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the CIA Invested Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-
                                                       -----------------------
Off").  The Class B Invested Amount will also be reduced by the amount of
---
Reallocated Class B Principal Collections in excess of the CIA Invested Amount pursuant to Section 4.14 of the Agreement and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.12(a) of the Agreement. The Class B Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(e) of the Agreement.

          (c) On each Distribution Date, the Servicer shall calculate the
CIA Investor Default Amount. If on any Distribution Date, the CIA Investor Default Amount for such Distribution Date exceeds the sum of the amount of Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.13(h) of the Agreement, the CIA Invested Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess but not more than the lesser of the CIA Investor Default Amount and the CIA Invested Amount for such Distribution Date (a "CIA
                                                                          ---
Investor Charge-Off").  The CIA Invested Amount will also be reduced by the
-------------------
amount of Reallocated Principal Collections pursuant to Section 4.14 of the Agreement and the amount of any portion of the CIA Invested Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.12(a) of the Agreement, or the Class B Invested Amount, pursuant to subsection 4.12(b) of the Agreement, respectively. The CIA Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the CIA Certificates) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(i) of the Agreement.

          Section 4.13  Excess Finance Charge Collections for the Series 1997-1
                        -------------------------------------------------------
Certificates.  On each Transfer Date, the Servicer will apply or cause the
------------
Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

               (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount and be applied in accordance with subsection 4.09(a) of the Agreement;

               (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose) will be distributed to the Holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period, will be deposited in the Principal Account and treated as a portion of Available

Investor Principal Collections for the related Distribution Date;

               (c) an amount equal to the amount of interest which has accrued with respect to the Class B Outstanding Principal Balance at the applicable Class B Certificate Rate but has not been deposited in the Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due and owing on the related Distribution Date pursuant to subsection 4.09(b)(i) of the Agreement will be deposited into the Distribution Account for payment to the Class B Certificateholders;

               (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (f) an amount equal to the CIA Monthly Interest for the related Distribution Date, plus the amount of any CIA Monthly Interest previously due but not paid to the CIA Certificateholders on a prior Distri-bution Date, plus the amount of any CIA Default Interest for the related Distribution Date, will be deposited into the Distribution Account for payment to the CIA Certificateholders;

               (g) an amount equal to the Unpaid Investor Monthly Servicing Fee will be paid to the Servicer;

               (h) an amount equal to the aggregate CIA Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (i) an amount equal to the aggregate amount by which the CIA Invested Amount has been reduced below the CIA Initial Invested Amount for reasons other than the payment of principal to the CIA Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

               (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.17(f) of the Agreement, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

               (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above shall be applied in accordance with the provisions of the Spread Account Agreement.

          Section 4.14  Reallocated Principal Collections for the Series 1997-1
                        -------------------------------------------------------
Certificates.
------------

               (a) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the CIA Invested Amount, equal to the product of (a)(i) during the Revolving Period, the CIA Floating Allocation Percentage or (ii) during an Amortization Period, the CIA Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated
                                                                    -----------
CIA Principal Collections"):
-------------------------

               (i) an amount equal to the sum of (x) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the Class B Required Amount with respect to the related Monthly Period which amount shall be applied in priority first pursuant to subsections 4.09(a)(i) through (iii) of the Agreement and then pursuant to subsections 4.09(b)(i) and (ii) and 4.13(c) and (d) of the Agreement; and

               (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated CIA Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

               (b) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated Class B Principal Collections"):
            -----------------------------------------

               (i) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of
     (x) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the amount of Reallocated CIA Principal Collections applied with respect thereto for the related Monthly Period shall be applied in priority pursuant to subsection 4.09(a)(i) through
     (iii) of the Agreement; and

               (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Class B Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          On each Distribution Date the CIA Invested Amount shall be reduced by the amount of Reallocated CIA Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the CIA Invested Amount to be a negative number, the CIA Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the CIA Invested Amount would have been reduced below zero. In the event that the reallocation of Principal Collections would cause the Class B Invested Amount to be a negative number on any Distribution Date, Principal Collections shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

          Section 4.15  Determination of LIBOR.
                        ----------------------

               (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Trustee shall request the principal London office of each of the Refer-ence Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

               (b) The Class A Certificate Rate, the Class B Certificate Rate and the CIA Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1997-1 Certificateholder by telephoning the Paying Agent at its corporate trust office at (212) 815-5737.

               (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period. The Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Interest Period. In addition the Trustee shall cause the Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange within one Business Day of the date on which the Trustee receives notification of the Class A Monthly Interest and the Class B Monthly Interest from the Servicer.

          Section 4.16  Principal Funding Account.
                        -------------------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly
                  -------------------------
indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal

Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(e) of the Agreement.

               (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's written direction given on such Transfer Date, shall (x) transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds, Class B Available Funds and CIA Available Funds pursuant to subsections 4.09(a), 4.09(b) and 4.09(c), respectively, of the Agreement and (y) pay any excess Principal Funding Investment

Proceeds to the Transferor. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsections 4.17(d), 4.17(e) and 4.17(f) of the Agreement. Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          Section 4.17  Reserve Account.
                        ---------------

               (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating
                  ---------------
that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.13(j) of the Agreement.

               (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve

Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account for application as Collections of Finance Charge Receivables allocable to the Investor Certificates on such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

               (c) On each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount and the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal
               -------------------
Funding Investment Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the
                     --------  -------
extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.13(j) of the Agreement with respect to such Transfer Date.

               (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Finance Charge Account for application in accordance with Section 4.09 of the Agreement.

               (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account and deposit in the Finance Charge Account an amount equal to such Reserve Account Surplus for application in accordance with Section 4.09 of the Agreement.

               (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Invested Amount is paid in full to the Series 1997-1 Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1997-1 and (iv) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Class A Scheduled Payment Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1997-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and deposit in the Finance Charge Account all amounts, if any, on deposit in the Reserve Account for application in accordance with Section 4.09 of the Agreement, and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 7.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Certificates:


                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

          Section 5.01  Distributions.
                        -------------

               (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final dis-
tribution) such Certificateholder's pro rata share (based on the aggregate
                                    --- ----
Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to subsection 4.09(h) and
Section 4.10 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of
                   --------  -------
the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

               (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
                                       --- ----
Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to subsection 4.09(h) and
Section 4.10 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interests aggregating not less than 80% of the Class B Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final
                                             --------  -------
payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribu-tion delivered by the Trustee pursuant to Section 12.03 of the Agreement.

               (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each CIA Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by CIA Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the CIA Certificateholders pursuant to subsection 4.09(h), Section 4.10, subsection 4.13(f) and subsection 4.13(k) of the Agreement by wire transfer, at the expense of such CIA Certificateholder, to an account or accounts designated by such CIA Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the CIA Certificates
--------  -------
will be made only upon presentation and surrender of the CIA Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          Section 5.02  Monthly Certificateholders' Statement.
                        -------------------------------------

               (a) On each Distribution Date, the Paying Agent shall forward to each Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate):

               (i)     the total amount distributed;

               (ii) the amount of such distribution allocable to Certificate Interest;

               (iii) the amount of such distribution allocable to Certificate Principal;

               (iv) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the CIA Certificates, respectively;

               (v) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the CIA Certificates, respectively, and the amount of Principal Funding Investment Proceeds and investment earnings on amounts on deposit in the Reserve Account;

               (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the CIA Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

               (vii) the aggregate outstanding balance of Accounts which are 35, 65, 95, 125, 155 and 185 or more days Contractually Delinquent as of the end of the day on the Record Date;

               (viii) the aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the CIA Investor Default Amount for the related Monthly Period;

               (ix) the aggregate amount of Class A Investor Charge-Offs and the amount by which the Class B Invested Amount and the CIA Invested Amount have been reduced with respect to the related Monthly Period;

               (x) the aggregate amount of Class A Investor Charge-Offs reimbursed and the amount by which reductions of the Class B Invested Amount and the CIA Invested Amount have been reimbursed on the Transfer Date immediately preceding such Distribution Date;

               (xi) the amount of the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee and the CIA Monthly Servicing Fee for the related Monthly Period;

               (xii) the amount of Reallocated CIA Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

               (xiii) the CIA Invested Amount as of the close of business on such Distribution Date;

               (xiv) the Class A Pool Factor and the Class B Pool Factor as of the end of the last day of the related Monthly Period;

               (xv)    the Portfolio Yield for the related Monthly Period;

               (xvi)   the Base Rate for the related Monthly Period;

               (xvii) the Principal Funding Account Balance on the related Transfer Date;

               (xviii) the Accumulation Shortfall;

               (xix) the Accumulation Period Commencement Date and the Accumulation Period Length; and

               (xx) the Principal Funding Investment Shortfall, the Required Reserve Account Amount, the Reserve Account Balance and the Reserve Draw Amount for such Monthly Period.

               (b)     Annual Certificateholders' Tax Statement. On or before
                       ----------------------------------------
January 31 of each calendar year, beginning with calendar year 1998, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1 Cer-tificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          Section 5.03  Rule 144A Information.  So long as any of the CIA
                        ---------------------
Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Trust is not subject to Section 13 or 15(d) of the Exchange Act, the Transferor agrees to make available to any QIB or beneficial owner of the CIA Certificates in connection with any sale thereof and any prospective purchaser of such CIA Certificates from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

          SECTION 8.  Series 1997-1 Pay Out Events. If any one of the
                      ----------------------------
following events shall occur with respect to the Series 1997-1 Certificates:

               (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1997-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1997-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1997-1, and continues to affect materially and adversely the interests of the Series 1997-1 Certificateholders for such period;

               (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material re-
spect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1997-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1997-1 and (ii) as a result of which the interests of the Series 1997-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-1 Pay Out Event pursuant to
             --------  -------
this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

               (c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

               (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

               (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Certificateholders.

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1997-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1997-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series
                                                                      ------
1997-1 Pay Out Event") has occurred as of the date of such notice, and in the
--------------------
case of any event described in subparagraphs (c) or (d), a Series 1997-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-1 Certificateholders immediately upon the occurrence of such event.

          SECTION 9.  Series 1997-1 Termination.  The right of the Series 1997-1
                      -------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1997-1 Termination Date.

          SECTION 10. Periodic Finance Charges and Other Fees. The Transferor
                       ---------------------------------------
hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

          SECTION 11. Transfers of CIA Certificates; Legends.  (a)  No CIA
                      --------------------------------------
Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 11.
                       --------
Any Transfer of a CIA Certificate otherwise permitted by this Section 11 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such Holder's CIA Certificates and no Transfers of partial interests in a CIA Certificate shall be permitted. No CIA Certificate or any interest therein may be Transferred to any Person (each, an "Assignee"), unless
                                                             --------
the Assignee shall have executed and delivered the certification referred to in subsection 11(e) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted (assuming that all other conditions specified in this Section 11 to such Transfer are satisfied) unless the Transferor determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, further, that any
                                             --------  -------
attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and provided, further, that there shall not at any
                               --------  -------
time be more than 10 CIA Certificateholders or such other number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion.

               (b) Each initial purchaser of a CIA Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S. or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the CIA Certificates may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of the CIA Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a CIA Certificate will not result in any withholding obligation with respect to any payments with respect to the CIA Certificates by any person or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes. Each initial purchaser of a CIA Certificate also shall agree that (a) if it is a person described in clause (A)(i) or (A)(ii) above, it will furnish to the person from whom it is acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 (and will agree to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form) or (b) if it is a person described in clause (A)(iii) above, it will furnish to the person from whom it is acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (and will agree to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws), and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee.

               (c) Each initial purchaser of a CIA Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a CIA Certificate or cause an interest in a CIA Certificate to be marketed on or through an "established securities mar-ket" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, each initial purchaser of a CIA Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a CIA Certificate that it is not and will not become (unless otherwise consented to by the Transferor in its sole discretion), for so long as it holds an interest in a CIA Certificate, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a CIA Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a CIA Certificate and Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this subsection 11(c).

               (d) Each CIA Certificate will bear a legend or legends substantially in the following form:

                       EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH SUCH

PERSON DESCRIBED IN CLAUSES (I) THROUGH (V), A "PLAN PURCHASER"); PROVIDED, HOWEVER, THAT A PURCHASER SHALL NOT BE REQUIRED TO MAKE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ANY OF CLAUSES (I) THROUGH (V) ABOVE IF THE TRUSTEE SHALL HAVE RECEIVED THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR TO THE TRANSFER TO SUCH ENTITY; AND PROVIDED, FURTHER, THAT NO SUCH CONSENT SHALL BE GRANTED IF THE TRANSFEROR DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION THAT SUCH TRANSFER WOULD CAUSE THE AGGREGATE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT AND ANY ATTEMPTED TRANSFER THAT WOULD CAUSE THE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT WILL BE VOID.

                       THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

                       THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY
(1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFI-

CATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1997-1 SUPPLEMENT.

               (e) Upon surrender for registration of transfer of a CIA Certificate, or any portion thereof, at the office of the Transfer Agent and Registrar, accompanied by a letter of representations from the prospective CIA Certificateholder substantially in the form attached as Exhibit G, executed by the ultimate beneficial purchaser of such CIA Certificate (or any portion thereof) in person or by such prospective CIA Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such CIA Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered CIA Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of CIA Certificates shall be subject to the restrictions set forth in this Section 11, to such other restrictions as shall be set forth in the text of the CIA Certificates and in the letter of representations, substantially in the form attached as Exhibit G, executed by the purchasing CIA Certificateholder, and to such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

               (f) No CIA Certificate or any interest therein may be Transferred (including in the initial offering) to (i) an employee benefit plan (as defined in Section 3(3) ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section

4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clauses (iv) and (v), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) (each such Person described in clauses (i) through (v), a "Plan Purchaser"), unless the Assignee shall have executed and
                --------------
delivered the certification referred to in subsection 11(e) above and each of the Transferor and the Servicer shall have granted its prior written consent thereto. No such consent shall be granted if the Transferor determines in its sole and absolute discretion that such Transfer would cause the aggregate percentage of the CIA Invested Amount Transferred to Plan Purchasers to equal or exceed 25% of the CIA Invested Amount; provided, further, that any attempted
                                       --------  -------
Transfer that would cause the percentage of the CIA Invested Amount Transferred to Plan Purchasers to equal or exceed 25% of the CIA Invested Amount shall be void.

          SECTION 12. Compliance with Withholding Requirements.
                      ----------------------------------------
Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the CIA Certificateholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Code. The consent of the CIA Certificateholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any CIA Certificateholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such CIA Certificateholder the amount withheld and all such amounts shall be deemed to have been paid to such CIA Certificateholders and the CIA Certificateholders shall have no claim therefor.

          SECTION 13. Tax Characterization of the CIA Certificates.  It is the
                      --------------------------------------------
intention of the parties hereto that the CIA Certificates be treated for tax purposes as indebtedness. In the event that the CIA Certificates are not so treated, it is the intention of the parties that the CIA Certificates be treated as an interest in a partnership that owns the Receivables. In the event that the CIA Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on the CIA Certificates be treated as guaranteed payment and, if for any reason it is not so treated, that the holders of the CIA Certificates be specially allocated gross interest income equal to the interest accrued during each Interest Period on the CIA Certificates.

          SECTION 14. ERISA Legend.  Each Class B Certificate will bear a
                      ------------
legend or legends substantially in the following form:

                    EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          Each Certificate Owner by virtue of its beneficial interest in the Class B Certificates shall be deemed to have made the representations and warranties stated in such legend.

          SECTION 15. Amendment and Ratification of Agreement.  As supplemented
                      ---------------------------------------
by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. Subsection 12.01(c) of the Agreement is hereby amended by substituting in the second sentence thereof in place of the words "and pay the proceeds to all Certificateholders of such Series . . ."

the following: "and pay the proceeds to the Investor Certificateholders of such Series . . ."

          SECTION 16. Counterparts.  This Series Supplement may be executed in
                      ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17. GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                      -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 18. Additional Representations and Warranties of the Servicer.
                      ---------------------------------------------------------
First USA Bank, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

               (a)  All Consents.  All authorizations, consents, orders or
                    ------------
approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Supplement by the Servicer and the performance of the transactions contemplated by this Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

               (b)  Rescission or Cancellation.  The Servicer shall not
                    --------------------------
permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

               (c)  Receivables Not To Be Evidenced by Promissory Notes.
                    ---------------------------------------------------
Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                  FIRST USA BANK,
                                    Transferor and Servicer


                                  By:   /s/ W. Todd Peterson
                                     -------------------------------
                                     Name:   W. Todd Peterson
                                     Title:  Vice President



                                  THE BANK OF NEW YORK (DELAWARE),
                                    Trustee


                                  By:  /s/ Melissa Beneduce
                                     -------------------------------
                                     Name:  Melissa Beneduce
                                     Title: Assistant Vice President

                                                                       EXHIBIT A

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. R-1                                                      $_________________

Series Termination
Date: October 17, 2006                                       CUSIP NO. 337435BW0

            FIRST USA CREDIT CARD MASTER TRUST CLASS A FLOATING RATE
                    ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/ and MasterCard/(R)*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the

-------------------

/*/ VISA/(R)/ and MasterCard/(R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

"Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 25 of Receivables in Additional Accounts dated as of February 4, 1997 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1997-1 Supplement (the "Series 1997-1 Supplement"), dated as of February 4, 1997, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1997-1 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1997-1" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class A

Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class A Certificates and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class B Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1997-1 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          The Class A Initial Invested Amount is $750,000,000. The Class A Invested Amount for any monthly Distribution Date will be an amount equal to $750,000,000 minus the aggregate amount of principal payments made to the Class
             -----
A Certificateholders prior to such Distribution Date and minus the excess, if
                                                         -----
any, of the aggregate amount of Class A Investor Charge-Offs over the Class A Investor Charge-Offs reimbursed prior to such date.

          The Class A Certificates will bear interest at the rate of 5.5375% per annum on the Class A Initial Invested Amount from February 4, 1997 through March 16, 1997, and for each Interest Period thereafter, the Class A Certificates will bear interest at a per annum rate of 0.10% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class A Certificate Rate"). Interest will be distributed to the extent of available funds on March 17, 1997, and on the seventeenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class A Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class A Certificate Rate and (c) the Class A Outstanding Principal Balance on the last day of the Monthly Period immediately preceding such Distribution Date.
Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and certain other amounts allocated to the Class A Certificates comprising Class A Available Funds and, in certain circumstances, from Reallocated Principal Collections on March 17, 1997 and on each Distribution Date thereafter until the Series 1997-1 Termination Date. Interest will be payable monthly on each Distribution Date to the Class A Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization

Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee and satisfaction of certain conditions, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Class A Certificateholders on the February 2004 Distribution Date (the "Class A Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Invested Amount on the Class A Scheduled Payment Date the Rapid Amortization Period will commence and on each Distribution Date thereafter until the Class A Invested Amount is paid in full, the Class A Certificateholders will receive distributions of Class A Monthly Principal and Class A Monthly Interest.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than October 17, 2006 (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and

Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1997-1 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than

66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1997-1 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series,
(b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class A Certificateholder.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 4th day of February, 1997.


                                              FIRST USA BANK


                                              By:
                                                 -------------------------------
                                                 Name:  W. Todd Peterson
                                                 Title: Vice President



                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                              THE BANK OF NEW YORK,
                                                as Authenticating Agent

Date:  February 4, 1997
                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT B


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).



No. R-1                                                              $67,770,000

Series Termination
Date:  October 17, 2006                                      CUSIP NO. 337435BX8

            FIRST USA CREDIT CARD MASTER TRUST CLASS B FLOATING RATE
                    ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/ and MasterCard/(R)*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 25 of Receivables in Additional Accounts dated as of February 4, 1997 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1997-1 Supplement (the "Series 1997-1 Supplement"), dated as of February 4, 1997, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1997-1 Supplement), and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference

---------------------
 /*/ VISA/(R)/ and MasterCard/(R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1997-1" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class B Certificates and the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") with the intention that the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust CIA Certificates, Series 1997-1 (the "CIA Certificates") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          The Class B Initial Invested Amount is $67,770,000. The Class B Invested Amount for any monthly Distribution Date will be an amount equal to (i) $67,770,000 minus (ii) the aggregate amount of principal payments made to the
            -----
Class B Certificateholders prior to such Distribution Date, minus (iii) the
                                                            -----
aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates minus (iv) the aggregate amount of Reallocated Class B Principal
      -----
Collections for which the CIA Invested Amount has not been reduced for all prior Distribution Dates minus (v) an amount equal to the aggregate amount by which
                   -----
the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates as described in the Agreement and plus (vi) the aggregate amount of Excess Finance Charge Collections and certain
----
other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to clauses (iii), (iv) and (v).

          The Class B Certificates will bear interest at the rate of 5.7475% per annum on the Class B Initial Invested Amount from February 4, 1997 through March 16, 1997, and for each Interest Period thereafter, the Class B Certificates will bear interest at a per annum rate of 0.31% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class B Certificate Rate"). Interest will be distributed to the extent of available funds on March 17, 1997, and on the seventeenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class B Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the Class B Invested Amount on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and, in certain circumstances, from Reallocated Principal Collections on March 17, 1997 and on each Distribution Date thereafter until the Series 1997-1 Termination Date. Interest will be payable monthly on each Distribution Date to the Class B Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the

Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee and satisfaction of certain conditions, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period.

          On the February 2004 Distribution Date if the Class A Invested Amount is paid in full, Available Investor Principal Collections and Excess Principal Collections allocable to Series 1997-1 will be used to pay the Class B Invested Amount as described in the Agreement. If the Available Investor Principal Collections and Excess Principal Collections allocable to Series 1997-1 are insufficient to pay in full the Class B Invested Amount on the February 2004 Distribution Date, the Rapid Amortization Period will commence.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certifi-cateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the Class B Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "Class B Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount has been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount has been paid in full. After payment in full of the Class A Invested Amount, amounts deposited in the Principal Funding Account for the benefit of the Class B Certificates will be paid to the Class B Certificateholders on the February 2004 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the Class B Principal Commencement Date, and thereafter until the payment in full of the Class B Invested Amount or the termination of the Trust, the Percentage Allocation of all collections of Principal Receivables and certain other amounts for the preceding Monthly Period remaining after payment in full of the Class A Invested Amount will be distributed to the Class B Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than October 17, 2006 (or if such day is not a Business Day, the next succeeding Business Day) (the "Series Termina-tion Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1997-1 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1997-1 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class B Certificateholder.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 4th day of February, 1997.


                                              FIRST USA BANK


                                              By:
                                                 -------------------------------
                                                 Name:  W. Todd Peterson
                                                 Title: Vice President



                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                              THE BANK OF NEW YORK,
                                                as Authenticating Agent

Date:  February 4, 1997
                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C


          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSE (IV) OR (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (EACH SUCH PERSON DESCRIBED IN CLAUSES (I) THROUGH (V), A "PLAN PURCHASER"); PROVIDED, HOWEVER, THAT A PURCHASER SHALL NOT BE REQUIRED TO MAKE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ANY OF CLAUSES (I) THROUGH (V) ABOVE IF THE TRUSTEE SHALL HAVE RECEIVED THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR TO THE TRANSFER TO SUCH ENTITY; AND PROVIDED, FURTHER, THAT NO SUCH CONSENT SHALL BE GRANTED IF THE TRANSFEROR DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION THAT SUCH TRANSFER WOULD CAUSE THE AGGREGATE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT AND ANY ATTEMPTED TRANSFER THAT WOULD CAUSE THE PERCENTAGE OF THE CIA INVESTED AMOUNT TRANSFERRED TO PLAN PURCHASERS TO EQUAL OR EXCEED 25% OF THE CIA INVESTED AMOUNT WILL BE VOID.

          THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE) OR (3) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1997-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1997-1 SUPPLEMENT.


No. R-1                                                        $________________

Series Termination
Date: October 17, 2006                                       CUSIP NO. 337435BY6

                      FIRST USA CREDIT CARD MASTER TRUST
                        CIA CERTIFICATE, SERIES 1997-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/(R)/ and MasterCard/(R)*/ credit card accounts generated or to be generated by First USA Bank (the "Bank").

                  (Not an interest in or a recourse obligation of First USA Bank or any affiliate thereof)

          This certifies that _____________________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as amended by Assignment No. 25 of Receivables in Additional Accounts dated as of February 4, 1997 among the Bank, as Transferor and Servicer, the Trustee and The Bank of New York (Delaware), as trustee of the First USA Credit Card Master Trust II, and as supplemented by the Series 1997-1 Supplement (the "Series 1997-1 Supplement"), dated as of February 4, 1997, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA(R) and MasterCard(R) revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1997-1 Supplement), and all other assets and

----------------------------
/*/ VISA/(R)/ and MasterCard/(R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this CIA Certificate does not purport to summarize the Agreement or the Spread Account Agreement, dated as of February 4, 1997, between the Trustee, the Transferor, the Servicer and The Bank of New York, as initial collateral agent (the "Spread Account Agreement") and reference is made to the Agreement and the Spread Account Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711, Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or in the Spread Account Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust CIA Certificates, Series 1997-1" (the "CIA Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement and the Spread Account Agreement, to which Agreement and Spread Account Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this CIA Certificate and terms specified in the Agreement or the Spread Account Agreement, the terms of the Agreement and the Spread Account Agreement shall govern.

          The Transferor has structured the Agreement, the CIA Certificates, the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and the First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1997-1 (the "Class B Certificates") with the intention that the CIA Certificates, the Class A Certificates and Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a CIA Certificate (a "CIA Certificateholder") or any interest therein, by acceptance of its CIA Certificate or any interest therein, agrees to treat the CIA Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the CIA Certificates (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust and outstanding from time to time and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the CIA Certificates, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the CIA Certificates (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          The CIA Initial Invested Amount is $85,845,000. The CIA Invested Amount for any monthly Distribution Date will be an amount equal to (i) the CIA Initial Invested Amount, minus (ii) the aggregate amount of principal payments
                         -----
made to the CIA Certificateholders prior to such Distribution Date, minus (iii)
                                                                    -----
the aggregate amount of CIA Investor Charge-Offs for all prior Distribution Dates allocated to the CIA Certificates, minus (iv) the aggregate amount of
                                         -----
Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Class A Required Amount or the Class B Required Amount allocated to the CIA Certificates, minus (v) an amount equal to the aggregate
                                   -----
amount by which the CIA Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described in the Agreement and allocated to the CIA Certificates and plus (vi) the aggregate amount of Excess Finance Charge
                 ----
Collections and certain other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to the foregoing clauses (ii), (iii) and (iv); provided, however, that the CIA Invested
                                        --------  -------
Amount may not be reduced below zero.

          The CIA Certificates will bear interest at the rate of ______% per annum from February 4, 1997 through March 16, 1997 and for each Interest Period thereafter, the CIA Certificates will bear interest at a per annum rate of _____% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "CIA Certificate Rate"). Interest will be distributed to the extent of available funds on March 17, 1997, and on the seventeenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the CIA Invested Amount is paid in full and the Series Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the CIA Certificate Rate and (c) the CIA Invested Amount on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made on March 17, 1997 and on each Distribution Date thereafter until the Series 1997-1 Termination Date. Interest will be payable monthly on each Distribution Date to the CIA Certificateholders of record as of the related Record Date in accordance with the provisions of the Spread Account Agreement. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          The Servicer will establish and maintain a "Spread Account" with The Bank of New York, as collateral agent (the "Collateral Agent") or a Qualified Institution which at all times has a short-term rating of "P-1" by Moody's and "A-1" by Standard & Poor's for the benefit of the CIA Certificateholders and First USA Bank as holder of the Transferor Interest, pursuant to the Spread Account Agreement. Amounts on deposit in the Spread Account will be used to fund shortfalls in amounts available to fund the CIA Required Amount and to make payments to the CIA Certificateholders, following payment in full of the Class A Invested Amount and the Class B Invested Amount, of the Repayment Amount as provided in the Spread Account Agreement. Under certain circumstances described in the Spread Account Agreement, the Spread Account will be funded by Excess Finance Charge Collections and in certain circumstances such amounts may be released from the Spread Account. On the date on which all amounts due to the Certificateholders have been paid in full, all amounts, if any, then remaining in the Spread Account shall be distributed to the holder of the Exchangeable Transferor Certificate or the spread replacement amount providers, as appropriate.

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the CIA Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Series Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the CIA Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the CIA Certificateholders on the CIA Scheduled Payment Date. Principal on the CIA Certificates is scheduled to be distributed on the February 2004 Distribution Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A

Monthly Principal, Class B Monthly Principal or CIA Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee and satisfaction of certain conditions, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period.

          On the February 2004 Distribution Date if the Class A Invested Amount and the Class B Invested Amount each is paid in full, Available Investor Principal Collections and Excess Principal Collections allocable to Series 1997-1 remaining after payment in full of the Class A Invested Amount and the Class B Invested Amount will be used to pay the CIA Invested Amount until the earlier of the date on which the CIA Invested Amount is paid in full and the Series Termination Date, as described in the Agreement.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the CIA Invested Amount have been paid in full and (ii) the Series Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the CIA Certificateholders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the CIA Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "CIA Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates and the Class B Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts deposited in the Principal Funding Account for the benefit of the CIA Certificates will be paid to the CIA Certificateholders on the February 2004 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the CIA Principal Commencement Date, and thereafter until the payment in full of the CIA Invested Amount or the termination of the Trust, the Percentage Allocation of all Collections of Principal Receivables and certain other amounts for the preceding Monthly Period remaining after payment in full of the Class A Invested Amount and the Class B Invested Amount will be distributed to the CIA Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid CIA Invested Amount of the CIA Certificates, which may be less than the unpaid balance of the CIA Certificates pursuant to the terms of the Agreement and the CIA Investor Principal Balance pursuant to the Spread Account Agreement. All principal of and interest on the CIA Certificates is due and payable no later than October 17, 2006 (or if such day is not a Business Day, the next succeeding Business Day) (the

"Series Termination Date"). After the Series Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the CIA Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new CIA Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, CIA Certificates are exchangeable for new CIA Certificates evidencing like aggregate Undivided Interests, as requested by the CIA Certificateholder surrendering such CIA Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1997-1 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1997-1 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each CIA Certificateholder.

          The holder of this Certificate by its acceptance hereof agrees that
(i) it will not institute or join against the Trust and (ii) it will not, in its capacity as a Certificateholder, institute or join against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the payment in full of the last outstanding investor certificate issued by the First USA Credit Card Master Trust; provided, that the
                                                              --------
foregoing shall not limit the right of the holder of this Certificate to file any claim in or otherwise take any action with respect to any such bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding that was instituted by any person other than a CIA Certificateholder.

          The holder hereof by its acceptance of this Certificate further agrees that it will report its interest in the CIA Investor Principal Balance, with respect to all taxes, in a manner consistent with the intended characterization referred to in Section 3.07 of the Agreement.

          Neither this Certificate nor any interest herein may be sold conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred, except in accordance with the Agreement, and any such transfer will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to this Certificate. No transfers of partial interests in this Certificate shall be permitted.

          Neither this Certificate nor any interest herein may be transferred to any person, unless the transferee shall have executed and delivered the certifications required by the Agreement and each of the Transferor and the Servicer shall have granted its prior consent thereto. Such consent shall be granted unless the Transferor determines in its sole and absolute discretion that the proposed transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation. Notwithstanding the foregoing, any attempted transfer of this Certificate or an interest herein that would cause the aggregate number of (i) holders of a right to receive interest or principal with respect to the CIA Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and (ii) any holders of a right to receive any amount in respect of the Transferor Interest, to exceed ninety nine shall be void.

          The holder of this Certificate or any interest therein hereby certifies that it is either (A)(i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if a tax-exempt entity, recognizes that payments with respect to this Certificate may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of this Certificate is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in this Certificate will not result in any withholding obligation with respect to any payments with respect to this Certificate by any person (other than withholding, if any, under Section 1446 of the Code), or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. If the holder hereof is (a) a person described in clause (A)(i) or (A)(ii) above, it has furnished to the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form W-9 and agrees to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) a person described in clause (A)(iii) above, it has furnished to the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 and agrees to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form, and comparable statements in accordance with applicable United States laws.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 4th day of February, 1997.


                                              FIRST USA BANK


                                              By:
                                                 -------------------------------
                                                 Name: W. Todd Peterson
                                                 Title: Vice President



                         CERTIFICATE OF AUTHENTICATION


          This is one of the CIA Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                              THE BANK OF NEW YORK,
                                                as Authenticating Agent

Date:  February 4, 1997
                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT D

              [LOGO OF THE DEPOSITORY TRUST COMPANY APPEARS HERE]


          BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                       (WITHOUT OWNER OPTION TO REDEEM)/
          OTHER ASSET-BACKED SECURITIES/AND PASS-THROUGH CERTIFICATES


                           Letter of Representations
                    (To be Completed by Issuer and Trustee)


                     -------------------------------------
                               [Name of Issuer]



                     -------------------------------------
                               [Name of Trustee]


                                                           --------------------
                                                                   [Date]

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099


        Re:
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
                                    (Issue Description)


Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated ______________________ , 199__ (the "Document"). _______________________________
                                                        ["Underwriter"]
is distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

     1. Prior to closing on the Securities on ________________, 199__, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

     3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

               Manager; Call Notification Department
               The Depository Trust Company
               711 Stewart Avenue
               Garden City, NY 11530-4719

    4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning
(212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                Manager; Reorganization Department
                Reorganization Window
                The Depository Trust Company
                7 Hanover Square, 23rd Floor
                New York, NY 10004-2695

     5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                Manager; Announcements
                Dividend Department
                The Depository Trust Company
                7 Hanover Square, 22nd Floor
                New York, NY 10004-2695

     7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is record date to record date.) [The interest accrual period is payment date to payment date.]

     8. Trustee must provide DTC, no later than noon (Eastern time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

     9. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                The Chase Manhattan Bank
                ABA 021000021
                For credit to A/C The Depository Trust Company
                Dividend Deposit Account O66-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or

(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                Manager, Announcements
                Dividend Department
                The Depository Trust Company
                7 Hanover Square; 22nd Floor
                New York, NY 10004-2695

     10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                The Chase Manhattan Bank
                ABA 021000021
                For credit to A/C The Depository Trust Company
                Redemption Account O66-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

     11. DTC shall receive all reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                The Chase Manhattan Bank
                ABA 021000021
                For credit to A/C The Depository Trust Company
                Reorganization Account 066-027608

     12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

     14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     15. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

     17. Nothing herein shall be deemed to require Trustee to advanced funds on behalf of Issuer.

Notes:                                     Very truly yours,
A. If there is a Trustee
(as defined in this Letter of
Representations), Trustee as
well as Issuer must sign
this Letter. If there is no
Trustee, in signing this Letter
Issuer itself undertakes to
perform all of the obligations             -------------------------------------
set forth herein.                                          Issuer

B. Schedule B contains statements that     By:
DTC believes accurately describe DTC,         ----------------------------------
the method of effecting book-entry             (Authorized Officer's Signature)
transfers of securities distributed
through DTC, and certain related matters.  -------------------------------------
                                                           (Trustee)
Received and Accepted:                     By:
                                              ----------------------------------
                                               (Authorized Officer's Signature)
THE DEPOSITORY TRUST COMPANY


By:
   ----------------------------------

cc: Underwriter
    Underwriter's Counsel

                                                                      SCHEDULE A
                                                                      ----------


           --------------------------------------------------------


           --------------------------------------------------------
                               (Describe Issue)


CUSIP Number        Principal Amount       Maturity Date       Interest Rate
------------        ----------------       -------------       -------------

                                                                      SCHEDULE B
                                                                      ----------

                      SAMPLE OFFICIAL STATEMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                      -----------------------------------
 (Prepared by DTC-bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

       2.  DTC is a limited-purpose trust company organized under the New
York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede &
Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee [or Tender/Remarketing Agent], and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee [or Tender/Remarketing Agent]. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee [or Tender/Remarketing Agent's] DTC account.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

              [LOGO OF THE DEPOSITORY TRUST COMPANY APPEARS HERE]


        REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") -- to be included in DTC Letter of Representations


       The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

       On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's
Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

       On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

       Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

                                                                       EXHIBIT E


               MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                                FIRST USA BANK
               ________________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
               ________________________________________________

                                   Monthly Period:to
                                   Distribution Date:
                                   Transfer Date:

The undersigned, a duly authorized representative of First USA Bank (the "Bank") as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and the Series 1997-1 Supplement dated February 4, 1997 (the "Supplement") by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

     I Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to
          Section 4.09 of the Pooling and Servicing Agreement.

     II   The Bank is Servicer under the Pooling and Servicing Agreement.

     III  The undersigned is a Servicing Officer.

     IV The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL.
     ---------------------------------

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Finance Charge Account on the above referenced Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and
     (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05:

MONTHLY PAYMENT INSTRUCTIONS
Page E-2                                               SERIES 1997-1

1.   A.   Class A Finance Charge Allocations
          Principal Funding Investment Proceeds                              N/A
          Reserve Account Withdrawals                                        N/A
                                                                   -------------

                  Total Class A Available Funds

     B.   Pursuant to subsections 4.09(a)(i):
          -----------------------------------

          1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest Period on the Invested Amount (Actual/360)

                                             Class A

          2.        Overdue Interest
          3.        Default Interest

     C.   Pursuant to subsection 4.09(a)(ii):
          -----------------------------------

          Class A Monthly Servicing Fee for the preceding
          Monthly Period if First USA Bank is no longer Servicer

     D.   Pursuant to subsection 4.09(a)(iii):
          ------------------------------------

          Class A Investor Default Amount for the preceding
          Monthly Period                                           ------------

     E.   Pursuant to subsection 4.09(a)(iv):
          -----------------------------------

          Amount constituting Excess Finance Charge Collections to be distributed per Section 4.13

                                                                   =============

2.   A.   Class B Finance Charge Allocations
          Principal Funding Investment Proceeds                              N/A
          Reserve Account Withdrawals                                        N/A
                                                                   -------------

                    Total Class B Available Funds

MONTHLY PAYMENT INSTRUCTIONS
Page E-3                                                           Series 1997-1

     B.   Pursuant to subsections 4.09(b)(i):
          -----------------------------------

          1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest Period on the Invested Amount (Actual/360)
                                              Class B

          2.        Overdue Interest
          3.        Default Interest

     C.   Pursuant to subsection 4.09(b)(ii):
          -----------------------------------

          Class B Monthly Servicing Fee for the preceding
          Monthly Period if First USA Bank is no longer Servicer   -------------


     D.   Pursuant to subsection 4.09(b)(iii):
          ------------------------------------

          Amount constituting Excess Finance Charge Collections
          distributed per Section 4.13                             =============

3.   A.   CIA Finance Charge Allocations
          Principal Funding Investment Proceeds                              N/A
          Reserve Account Withdrawals                                        N/A
                                                                   -------------

                    Total CIA Available Funds

     B.   Pursuant to subsection 4.09(c)(i):
          ----------------------------------

          CIA Monthly Servicing Fee for the preceding
          Monthly Period if First USA Bank is no longer Servicer   -------------

     C.   Pursuant to subsections 4.09(c)(ii):
          ------------------------------------

          Amount constituting Excess Finance Charge Collections
          to be distributed per Section 4.13                       =============

MONTHLY PAYMENT INSTRUCTIONS
Page E-3                                                           SERIES 1997-1

4.   A.   Pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii):
          ------------------------------------------------------------------

          Amount constituting Excess Finance Charge Collections to be distributed per Section 4.13

                    Total Excess Finance Charge Collections        =============

II.  APPLICATION OF EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------

     Pursuant to Section 4.13, the Servicer hereby instructs the Trustee to apply Excess Finance Charge Collections, determined pursuant to the provisions of Section 4.09, in the following priority:

     A.   Pursuant to subsection 4.13(a):
          -------------------------------

          The Class A Required Amount applied in accordance with subsection 4.09(a)

     B.   Pursuant to subsection 4.13(b):
          -------------------------------

          Amount of Class A Investor Charge-Offs
          not previously reimbursed

     C.   Pursuant to subsection 4.13(c):
          -------------------------------

          Amount equal to unpaid Class B Monthly Interest Due on the Class B Outstanding Principal Balance

     D.   Pursuant to subsection 4.13(d):
          -------------------------------

          Class B Investor Default Amount for the preceding
          Monthly Period

     E.   Pursuant to subsection 4.13(e):
          -------------------------------

          Reimbursement of Class B Invested Amount which has been reduced for reasons other than principal payments

MONTHLY PAYMENT INSTRUCTIONS
Page E-5                                                           Series 1997-1

     F.   Pursuant to subsection 4.13(f):
          -------------------------------

          1.        CIA Monthly Interest for the preceding
                    Interest Period on the Invested
                    Amount (Actual/360)

          2.        Overdue Interest

          3.        CIA Default Interest                           -------------



     G.   Pursuant to subsection 4.13(g):
          -------------------------------

          1. Unpaid Investor Monthly Servicing Fee for the preceding Monthly Period to be paid to First
                    USA Bank

     H.   Pursuant to subsection 4.13(h):
          -------------------------------

          CIA Investor Default Amount for the preceding
          Monthly Period

     I.   Pursuant to subsection 4.13(i):
          -------------------------------

          Reimbursement of CIA Invested Amount which has been reduced for reasons other than principal payments

     J.   Pursuant to subsection 4.13(j):
          -------------------------------

          The excess, if any, of the Required Reserve Account
          Amount over Available Reserve Account Amount to be funded to the Reserve Account

     K.   Pursuant to subsection 4.13(k):
          -------------------------------

          Remaining amount to be applied pursuant to
          the Spread Account Agreement                             -------------

                    Total (Excess F/C Collections from 4(A) above) =============

MONTHLY PAYMENT INSTRUCTIONS
PAGE E-6                                                           SERIES 1997-1

III. APPLICATION OF PRINCIPAL COLLECTIONS
     ------------------------------------

     Pursuant to Sections 4.05, 4.07, 4.09, 4.14 and 4.16, the Servicer hereby instructs the Trustee to apply Principal Collections available on the Transfer Date, determined pursuant to the provisions of the above sections, in the following priority:

     A.   Principal Collections
          ---------------------

          1.        Class A Principal Collections
                    Class A Default Amount (during Accumulation
                     Period) Class A Charge-Offs Amount
                       (during Accumulation Period)                ------------
                         Total Class A Monthly Principal

          2.        Class B Principal Collections
                    Class B Default Amount (during Accumulation
                     Period) Class B Charge-Offs Amount
                       (during Accumulation Period)                ------------
                         Total Class B Monthly Principal

          3.        CIA Principal Collections
                    CIA Investor Default Amt
                    (during Accumulation Period)
                    CIA Investor Charge-Offs Amt
                    (during Accumulation)                          ------------
                          Total CIA Monthly Principal

          4.        Excess Principal Collections (other series)
                          Total Principal Collections              ============

     B.   Allocation of Principal Collections
          -----------------------------------

          1.        Amount of CIA Principal Reallocated to F/C
                     Account
          2.        Amount of Class B Principal Reallocated to
                     F/C Account
          3.        Amount of Investor Principal Collections to
                     other Series
          4.        Payment of principal to Class A
                     Certificateholders
          5.        Payment of principal to Class B
                     Certificateholders
          6.        Payment of principal to CIA
                     Certificateholders
          7.        Payment of principal to Principal Funding
                     Account
          8.        Amount returned to Bank                        ------------
                          Total Principal Allocations              ============

MONTHLY PAYMENT INSTRUCTIONS
Page E-7                                                           SERIES 1997-1

IV.  TRUSTEE DISBURSEMENT SUMMARY
     ----------------------------

(1)  Investor Monthly Servicing Fee paid to First USA Bank
(2)  Total Default Amounts paid to First USA Bank
(3)  Excess Spread paid to Spread Account, then to First USA Bank
     (a) Interest on Spread Account Balance
(4)  Monthly Principal Collections to First USA Bank               ------------

                    Total to First USA Bank

(5)  Deposit to Spread Account (Excess Spread if not funded by
     Spread Replacement Amount from Spread Replacement Providers)
(6)  Deposit to Reserve Account
(7)  Interest payment to Class A Certificateholders (DTC)
(8)  Interest payment to Class B Certificateholders (DTC)
(9)  Interest payment to CIA Certificateholders
(10) Certificate Principal to Principal Funding Account
(11) Principal to Certificateholders (DTC)
(12) Investor Principal Collections to other Series
(13) Monthly Principal Payment to CIA Certificateholders
(14) Excess Spread paid to and retained in Spread Account          ------------

                    Total Disbursements                            ============

                    Total Class A, B and C funds to be allocated   ============

                           ----------------------------

Amount to satisfy Cap Amount (funded by Spread Replacement Providers)

                                                                       EXHIBIT F


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK
               ________________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
               ________________________________________________

          Monthly Period:
          Distribution Date:
          Transfer Date:


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance  of  the  First USA  Credit  Card  Master Trust  (the "Trust")
during  the previous  month.  The  information   which  is  required  to  be
prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

1.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     A.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                          Class A
                                          Class B
                                          CIA Inv. Amt.
                                                                 ------------
                                          Total (weighted avg.)

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Page F-2                                                           Series 1997-1

     B.   The amount of the distribution
          in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                          Class A
                                          Class B
                                          CIA Inv. Amt.
                                          Total (weighted avg.)    ------------

     C.   The amount of the distribution
          in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============

     2.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          A.        Allocation of Principal Receivables.
                    ------------------------------------

                    The aggregate amount of Allocations of
                    Principal Receivables processed during the
                    Monthly Period which were allocated in
                    respect of the Certificates

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Page F-3                                                           Series 1997-1

     B.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a) The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            -------------
                                          Total                    =============

          (b)       Principal Funding Investment Proceeds
                     (to Class A)                                            N/A
          (c)       Withdrawals from Reserve Account
                     (to Class A)                                            N/A
                                                                   -------------
                    Class A Available Funds                        =============


     C.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
              Accumulation Period)

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 2.C.(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total

MONTHLY CERTIFICATEHOLDERS' STATEMENT
PAGE F-4                                                           Series 1997-1

          (d) During the Amortization Period: The Invested
              Amount as of _______ (the last day of the Revolving
              Period)

                                          Class A                            N/A
                                          Class B                            N/A
                                          CIA Inv. Amt.                      N/A
                                                                   -------------
                                          Total                              N/A

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 2.C.(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                                           Class A  N/A
                                           Class B  N/A
                                           CIA Inv. Amt.                     N/A
                                                                   -------------
                                           Total                             N/A

     D.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)       35 - 64 days
          (b)       65 - 94 days
          (c)       95 - 124 days
          (d)       125 - 154 days
          (e)       155 - 184 days
          (f)       185 or more days                              --------------
                                          Total                   ==============

MONTHLY CERTIFICATEHOLDERS' STATEMENT
PAGE F-5                                                           Series 1997-1

    E.   Monthly Investor Default Amount.
         --------------------------------

          (a) The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the Monthly Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============


     F.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a) The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the CIA Invested Amount

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============

          (b) The amounts set forth in paragraph 2.F.(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            -------------
                                          Total                    =============

MONTHLY CERTIFICATEHOLDERS' STATEMENT
PAGE F-6                                                           Series 1997-1

          (c) The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            -------------
                                          Total                    =============


          (d) The amount set forth in paragraph 2.C.(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============

     G.   Investor Servicing Fee.
          -----------------------

          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                          Class A
                                          Class B
                                          CIA Inv. Amt.            ------------
                                          Total                    ============

MONTHLY CERTIFICATEHOLDERS' STATEMENT
PAGE F-7                                                         Series 1997-1


     H.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                          Class B
                                          CIA Inv. Amt.            -------------
                                          Total                    =============

     I.   CIA Invested Amount
          -------------------

          The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

     J.   The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                          Class A
                                          Class B
                                          Total (weighted avg.)    -------------

     K.   The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period

     L.   The Base Rate
          -------------

          The Base Rate for the related Monthly Period

MONTHLY CERTIRFICATEHOLDERS' STATEMENT
PAGE F-8                                                           Series 1997-1

3.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     A.   Accumulation Period
          -------------------

          (a)   Accumulation Period commencement date

          (b)   Accumulation Period length (months)

          (c)   Accumulation Period Factor

          (d)   Required Accumulation Factor Number

          (e)   Controlled Accumulation Amount

          (f)   Minimum Payment Rate (last 12 months)


     B.   Principal Funding Account
          -------------------------

     Beginning Balance
          Plus:     Principal Collections for Related Monthly
                     Period from Principal Account
          Plus:     Interest on Principal Funding Account
                     Balance for Related Monthly Period                      N/A
          Less:     Withdrawals to Finance Charge Account                    N/A
          Less:     Withdrawals to Distribution Account
                                                                   -------------
     Ending Balance

     C.   Accumulation Shortfall
          ----------------------

          The Controlled Deposit Amount for the previous
          Monthly Period  N/A

          Less:     The amount deposited into the Principal Funding
                    Account for the Previous Monthly Period                  N/A
                                                                             ---

                    Accumulation Shortfall                                   N/A
                                                                   =============

                    Aggregate Accumulation Shortfalls                        N/A
                                                                   =============

MONTHLY CERTIFICATEHOLDERS' STATEMENT
PAGE F-9                                                           Series 1997-1

     D.   Principal Funding Investment Shortfall
          --------------------------------------

          Covered Amount                                                    N/A

          Less:     Principal Funding Investment Proceeds                   N/A
                                                                    -----------

          Principal Funding Investment Shortfall                            N/A


4.   Information Regarding the Reserve Account

     A.   Required Reserve Account Analysis

          (a)   Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other amount designated by Transferor)

          (b)   Required Reserve Account Amount ($)

          (c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date

          (d)   Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date

     B.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                N/A

     C.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (4.A.(d) plus 4.B. above)                                     N/A

     D.   The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period

                                                                       EXHIBIT G



                                                            [DATE]


First USA Bank
201 North Walnut Street
Wilmington, Delaware 19801

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711


Re:  CIA Certificates, Series 1997-1
     -----------------------------------------


Ladies and Gentlemen:

     In connection with our proposed purchase of $_________ in principal amount of First USA Credit Card Master Trust, CIA Certificates, Series 1997-1 (the "CIA Certificates"), we confirm that:

     1. We have received a copy of the Private Placement Memorandum dated January 29, 1997 relating to the CIA Certificates (the "Private Placement Memorandum") and such other information and documentation as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum and any such other information and documentation speaks only as of its date and that the information contained in the Private Placement Memorandum and such other information and documentation may not be correct or complete as of any time subsequent to such date.

     2. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement, dated as of September 1, 1992, as supplemented by the Series 1997-1 Supplement dated as of February 4, 1997 (the "Series 1997-1 Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between First USA Bank, as transferor and servicer, and The Bank of New York (Dela-

ware) relating to the CIA Certificates and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the CIA Certificates except in compliance with, such restrictions and conditions including but not limited to those in Section 11 of the Series 1997-1 Supplement.

     3. We understand that the CIA Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the CIA Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor, (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) or (iii) pursuant to Rule 144A under the Securities Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

     4. We have neither acquired nor will we Transfer any CIA Certificate we acquire (or any interest therein) or cause any CIA Certificate (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

     5. We are not and will not become, for so long as we own any interest in the CIA Certificates, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [IF THIS REPRESENTATION CANNOT BE MADE, THE TRANSFEROR, THE SERVICER OR THE TRUSTEE MAY REQUIRE ADDITIONAL REPRESENTATIONS.]

     6. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the CIA Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a CIA Certificate will not result in any withholding obligation with respect to any payments with respect to the CIA Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause (A)(i) or (A)(ii) above, we will furnish to the person from whom we are acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a CIA Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the CIA Certificates may constitute unrelated business taxable income.

     7. We understand that no subsequent Transfer of a CIA Certificate is permitted unless (i) such Transfer is of a CIA Certificate with a denomination of at least $1,000,000 and (ii) the Transferor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, that any attempted Transfer that
                                      --------
would cause the number of Targeted Holders (as defined in the CIA Purchase

Agreement) to exceed ninety nine shall be void; and provided, further, that
                                                    --------  -------
there shall not at any time be more than 10 holders of CIA Certificates of Series 1997-1 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

     8. We understand that the opinion of tax counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 4, 5, 6 and 7 and that, if such representations are not accurate, in addition to our being subject to having our purchase rescinded, we will be liable for damages.

     9. We are (a) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the CIA Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment or (b) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.

     10. We are acquiring each of the CIA Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

THE FOLLOWING REPRESENTATION MUST BE GIVEN BY ALL PURCHASERS WHO ARE NOT PLAN PURCHASERS

     11. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of
Section 406 of ERISA or

Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

THE FOLLOWING REPRESENTATION MUST BE GIVEN BY ALL PURCHASERS WHO ARE PLAN PURCHASERS

     11. We are either (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (v) a person investing "plan assets" of any such plan (including for purposes of clause (iv) or (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended) (each Person described in clauses (i) through (v), a "Plan Purchaser") and we acknowledge and understand that at no time shall the aggregate percentage of the CIA Invested Amount Transferred to Plan Purchasers equal or exceed 25% of the CIA Invested Amount.

     12. We understand that any purported Transfer of any CIA Certificate in contravention of the restrictions and conditions in paragraphs 1 through 11 above (including any violation of the representation in paragraph 5 by an investor who continues to hold a CIA Certificate occurring any time after the Transfer in which it acquired such CIA Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a CIA Certificateholder for any purpose.

     13. We further understand that, on any proposed resale, pledge or transfer of any CIA Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the CIA Certificates and the Pooling and Servicing Agreement pursuant to which the CIA Certificates were issued and we agree that if we determine to Transfer any CIA Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that CIA Certificates purchased by us will bear a legend to the foregoing effect.

     14. The person signing this letter on behalf of the ultimate beneficial purchaser of the CIA Certificates has been duly authorized by such beneficial purchaser of the CIA Certificates to do so.

     15. The CIA Certificates purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the CIA Certificates held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                              Very truly yours,

                              [NAME OF TRANSFEREE]


                              By:
                                 ------------------------
                                 Name:
                                 Title:

                                                                      Schedule 1
                                                                      ----------


                     Registration and Payment Instructions
                     -------------------------------------


Registration Instructions:
-------------------------

Full Legal Name of Purchaser:---------------------------
Number and Denomination of Certificates:----------------
                                        ----------------


Payment Instructions:
--------------------

Name of Bank:------------------
Address of Bank:---------------
Account Name:------------------
Account Number:----------------
ABA Number:--------------------
Reference:---------------------


Notice Information:
------------------

Address:-----------------------
        -----------------------
        -----------------------
Attention:---------------------
Telephone:---------------------
Telefax:-----------------------


[PLEASE ATTACH AN ORIGINAL EXECUTED U.S. INTERNAL REVENUE SERVICE FORM W-9]